UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date or Report (Date of earliest event reported): April 18, 2004

                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                     0-29462                13-4127624
         --------                     -------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)                File No.)          Identification No.)

95 Broadhollow Road, Suite 101, Melville, New York              11747
--------------------------------------------------              -----
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (631) 385-0007

                                       N/A
                                       ---
                        (Former Name or former address,
                         if changed since last report.)

Item 4.01 Changes in Registrant's Certifying Accountant

      On April 18, 2005, based upon the recommendation of and approval by our audit committee and the board of directors, 110 Media Group, Inc. (the "Company") dismissed Marcum & Kliegman LLP ("M&K") as its independent auditor and engaged Wolinetz & Lafazan & Co. to serve as its independent auditor for the fiscal year ending December 31, 2005.

      M&K's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, M&K's reports each contained an explanatory paragraph about the Company's ability to continue as a going concern.

      During the years ended December 31, 2004 and 2003 and through April 18, 2005 there were no disagreements with M&K on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to M&K's satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's consolidated financial statements for such years.

      In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B except for material weaknesses in our system of internal controls communicated to us by M&K as disclosed in item 8A in our 2004 10-KSB filed on April 15, 2005.

      The Company has provided M&K with a copy of the foregoing statements and requested that M&K provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of M&K's letter, dated April 25, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements

            None

      (b)   Pro Forma Financial Information

            None

      (c)   Exhibits

            16.1 Letter from Marcum & Kliegman LLP to the Securities and Exchange Commission dated April 25, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               110 MEDIA GROUP, INC.
                                               (Registrant)


Date:   April 25, 2005                         By: /s/ Raymond Barton
                                                   -------------------------
                                                   Raymond Barton,
                                                   Chief Executive Officer